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                   SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP
                               919 THIRD AVENUE
                         NEW YORK, NEW YORK 10022-9998
                                (212) 891-9396

                                                February 21, 1997

Merrill Lynch Consults International Portfolio
P.O. Box 9011
Princeton, New Jersey  08543-9011

Ladies and Gentlemen:

               Merrill Lynch Consults International Portfolio, a Massachusetts business trust (the "Trust"), is filing with the Securities and Exchange Commission (the "Commission") Post-Effective Amendment No. 5 to its Registration Statement under the Securities Act of 1933 (the "Act") on Form N-1A (Securities Act File No. 33-49354) relating, among other things, to the registration under the Act of 5,505,750 additional shares of beneficial interest, par value $.10 per share (the "additional shares"), which are to be offered and sold by the Trust in the manner and on the terms set forth in the Prospectus current and effective under the Act at the time of sale. All of the additional shares are previously outstanding shares of beneficial interest, par value $.10 per share, of the Trust which were redeemed by the Trust during the fiscal year ended October 31, 1996 but have not previously been used by the Trust for a reduction pursuant to paragraph (a) of Rule 24e-2 under the Investment Company Act of 1940 (the "1940 Act") during the current year or pursuant to paragraph (c) of Rule 24f-2 under the 1940 Act in all previous filings during the current fiscal year.

               We have, as counsel, participated in various corporate and other proceedings relating to the Trust and to the proposed issuance of the additional shares. We have examined copies, either certified or otherwise proven to our satisfaction to be genuine, of its Charter and By-Laws, as currently in effect, and a certificate of recent date issued by the Secretary of State of the Commonwealth of Massachusetts, certifying the existence and good standing of the Trust. We are generally familiar with the corporate affairs of the Trust.

               Based upon the foregoing, it is our opinion that:

               1. The Trust has been duly organized and is legally existing under the laws of the Commonwealth of Massachusetts.

               2. The Trust is authorized to issue an unlimited number of shares of beneficial interest.


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Merrill Lynch Consults International Portfolio
February 21, 1997

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               3.  Subject to the effectiveness under the Act of the above-
                   mentioned Post-Effective Amendment No. 5, upon the issuance of the additional shares within the limits prescribed by the Charter of the Trust for a consideration of not less than the par value thereof, and not less than the net asset value thereof, the additional shares will be legally issued and outstanding and fully paid and non-assessable. However, we note that, as set forth in the Registration statement shareholders of the Trust might, under certain circumstances, be liable for transactions effected by the Trust.

               We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of the above-mentioned Post-Effective Amendment to the Registration Statement, and with any state securities commission where such filing is required. We also consent to the reference to our firm as counsel in the prospectus and Statement of Additional Information of the Trust. In giving this consent we do not admit that we come within the category of persons whose consent is required under Section 7 of the Act.

               We are members of the Bar of the State of New York and do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of New York. We note that we are not licensed to practice law in the Commonwealth of Massachusetts, and to the extent that any opinion herein involves the law of Massachusetts, such opinion should be understood to be based solely upon our review of the documents referred to above, the published statutes of the Commonwealth of Massachusetts and, where applicable, published cases, rules or regulations of regulatory bodies of that State.

                                 Very truly yours,


                                 /s/ Shereff, Friedman, Hoffman & Goodman, LLP Shereff, Friedman, Hoffman & Goodman, LLP


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